United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04984

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2020

Date of reporting period: May 31, 2020

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 0.01%
Consumer Discretionary - 0.01%
Commercial Services & Supplies - 0.00%
Constellis Holdings LLC	72	$7

Entertainment - 0.01%
Deluxe Entertainment	726	454

Total Consumer Discretionary		461

Total Common Stocks (Cost $3,714)		461

	Principal Amount
BANK LOAN OBLIGATIONSA - 68.93%
Basic Materials - 0.10%
Chemicals - 0.10%
ASP Unifrax Holdings, Inc., 9.273%, Due 12/14/2026, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	$12,000	9,360

Communications - 8.18%
Internet - 3.76%
Airbnb, Inc., 8.500%, Due 4/17/2025, Term Loan, (3-mo. LIBOR + 7.500%)	44,000	44,715
Ancestry.com Operations, Inc., 4.430%, Due 8/27/2026, 2019 Extended Term Loan B, (1-mo. LIBOR + 4.250%)	105,220	97,329
EIG Investors Corp., 4.750%, Due 2/9/2023, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	12,411	12,018
ION Trading Technologies SARL, Due 11/21/2024, USD Incremental Term Loan BB	100,000	94,750
WeddingWire, Inc., 5.950%, Due 12/19/2025, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	96,875	89,125

		337,937

Media - 2.83%
Cengage Learning, Inc., 5.250%, Due 6/7/2023, 2016 Term Loan B, (6-mo. LIBOR + 4.250%)	21,723	17,497
NEP/NCP Holdco, Inc., 4.700%, Due 10/20/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	100,000	83,833
Springer Nature Deutschland GmbH, 4.500%, Due 8/14/2024, USD Term Loan B16, (1-mo. LIBOR + 3.500%)	9,852	9,556
Univision Communications, Inc., 3.750%, Due 3/15/2024, Term Loan C5, (1-mo. LIBOR + 2.750%)	50,225	47,915
WideOpenWest Finance LLC, 4.250%, Due 8/18/2023, 2017 Term Loan B, (1-mo. LIBOR + 3.250%)B	99,949	96,276

		255,077

Telecommunications - 1.59%
CenturyLink, Inc., 2.424%, Due 3/15/2027, 2020 Term Loan B, (1-mo. LIBOR + 2.250%)	10,000	9,583
CommScope, Inc., 3.424%, Due 4/6/2026, 2019 Term Loan B, (1-mo. LIBOR + 3.250%)	15,960	15,301
Global Tel*Link Corp., 5.700%, Due 11/29/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	16,317	13,584
Maxar Technologies Ltd., 2.930%, Due 10/4/2024, Term Loan B, (1-mo. LIBOR + 2.750%)	30,000	28,663
MLN US HoldCo LLC, 8.928%, Due 11/30/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	199,000	58,705
U.S. Telepacific Corp., 7.072%, Due 5/2/2023, 2017 Term Loan B, (3-mo. LIBOR + 6.000%)	15,000	11,593
West Corp., 5.450%, Due 10/10/2024, 2017 Term Loan, (3-mo. LIBOR + 4.000%)	6,912	5,606

		143,035

Total Communications		736,049

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2020 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 68.93% (continued)
Consumer, Cyclical - 8.80%
Auto Manufacturers - 0.87%
Entrans International LLC, 6.174%, Due 11/1/2024, 2018 Term Loan, (1-mo. LIBOR + 6.000%)	$6,950	$4,865
OEConnection LLC,
Due 9/25/2026, 2019 Delayed Draw Term LoanB C	6,958	6,381
5.072% - 5.450%, Due 9/25/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.000%)	73,042	66,979

		78,225

Auto Parts & Equipment - 0.28%
Innovative Xcessories & Services LLC, 6.298%, Due 3/5/2027, 2020 Term Loan B, (3-mo. LIBOR + 5.000%)	23,000	20,758
Trico Group LLC, 8.450%, Due 2/2/2024, 2019 Incremental Term Loan, (3-mo. LIBOR + 7.000%)	4,872	4,506

		25,264

Entertainment - 1.85%
Deluxe Entertainment Services Group, Inc.,
6.450%, Due 3/25/2024, 2019 1st Lien Term Loan, PIK (in-kind rate 1.500%)	5,780	5,086
7.500%, Due 9/25/2024, 2019 2nd Lien Term Loan, PIK (in-kind rate 2.500%)	7,452	5,366
William Morris Endeavor Entertainment LLC,
2.930%, Due 5/18/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	32,979	25,217
9.500%, Due 5/18/2025, 2020 Term Loan B2, (1-mo. LIBOR + 8.500%)	120,000	115,200
World Triathlon Corp., 5.250%, Due 8/15/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.250%)	15,920	15,601

		166,470

Leisure Time - 3.32%
TopGolf International, Inc., 6.389%, Due 2/8/2026, Term Loan B, (1-mo. LIBOR + 5.500%)	247,500	217,181
United PF Holdings LLC,
Due 12/30/2026, 2019 1st Lien Delayed Draw Term LoanB C	8,263	6,734
5.450%, Due 12/30/2026, 2019 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	66,737	54,391
Varsity Brands, Inc., 4.500%, Due 12/15/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	25,000	19,938

		298,244

Office Furnishings - 0.01%
VIP Cinema Holdings, Inc.,
9.000%, Due 6/26/2020, 2020 New Money Term Loan, (1 Week LIBOR + 8.000%)D E	794	647
9.000%, Due 2/24/2021, 2020 DIP Exit Term Loan, (3-mo. LIBOR + 8.000%)D E	336	328
10.250%, Due 3/1/2023, USD Term Loan B, (3-mo. PRIME + 7.000%)	2,044	116

		1,091

Retail - 2.47%
Bass Pro Group LLC, 6.072%, Due 9/25/2024, Term Loan B, (1-mo. LIBOR + 5.000%)	28,959	27,137
Corsair Components, Inc., 5.700%, Due 8/28/2024, 2017 1st Lien Term Loan B, (3-mo. LIBOR + 4.250%)	80,000	76,200
NPC International, Inc.,
15.500%, Due 1/21/2021, 2020 Incremental Priority Term Loan, (1-mo. LIBOR + 14.000%)	3,364	3,330
4.500%, Due 4/19/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	29,847	12,133
SP PF Buyer LLC, 4.674%, Due 12/22/2025, Term Loan, (1-mo. LIBOR + 4.500%)	108,154	80,884

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2020 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 68.93% (continued)
Consumer, Cyclical - 8.80% (continued)
Retail - 2.47% (continued)
Staples, Inc., 5.687%, Due 4/16/2026, 7 Year Term Loan, (3-mo. LIBOR + 5.000%)B	$25,942	$22,910

		222,594

Total Consumer, Cyclical		791,888

Consumer, Non-Cyclical - 13.50%
Commercial Services - 3.52%
APX Group, Inc., 5.174%, Due 12/31/2025, 2020 Term Loan, (1-mo. LIBOR + 5.000%)	1,975	1,832
Cambium Learning Group, Inc., 5.950%, Due 12/18/2025, Term Loan B, (3-mo. LIBOR + 4.500%)	42,450	40,327
Comet Bidco Ltd., 5.174% -5.548%, Due 9/30/2024, 2018 USD Term Loan B, (1-mo. LIBOR + 5.000%, 6-mo. LIBOR + 5.000%)	15,885	12,052
Digital Room Holdings, Inc., 6.072% - 6.450%, Due 5/21/2026, Term Loan, (3-mo. LIBOR + 5.000%, 6-mo. LIBOR + 5.000%)	11,910	8,694
Imagine! Print Solutions, Inc., 5.750%, Due 6/21/2022, 2017 Term Loan, (2-mo. LIBOR + 4.750%)	396,070	83,175
Kingpin Intermediate Holdings LLC, 4.500%, Due 7/3/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	75,000	60,000
MRO Holdings, Inc., 6.450%, Due 6/4/2026, 2019 Term Loan B, (3-mo. LIBOR + 5.000%)	13,895	9,310
New Constellis Borrower LLC,
11.000%, Due 6/30/2021, 2020 Priority Term Loan, (1-mo. LIBOR + 10.000%)	2,196	2,064
8.500%, Due 3/27/2024, 2020 Term Loan, (1-mo. LIBOR + 7.500%)	1,648	1,418
12.000%, Due 3/27/2025, 2020 2nd Lien Term Loan, PIK (in-kind rate 1.000%)	1,141	205
PAE Holding Corp., 6.500%, Due 10/20/2022, 1st Lien Term Loan, (1-mo. LIBOR + 5.500%)	98,529	92,618
Travelport Finance SARL, 6.072%, Due 5/29/2026, 2019 Term Loan, (3-mo. LIBOR + 5.000%)	3,990	2,285
USS Ultimate Holdings, Inc., 5.671%, Due 8/25/2024, 1st Lien Term Loan, (6-mo. LIBOR + 3.750%)	2,947	2,735

		316,715

Food - 0.07%
Snacking Investments Bidco Pty Ltd., 5.000%, Due 12/18/2026, Term Loan, (1-mo. LIBOR + 4.000%)	6,983	6,788

Health Care - Products - 1.07%
Athenahealth, Inc., 5.284%, Due 2/11/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.500%)	100,000	96,250

Health Care - Services - 7.70%
Air Methods Corp., 4.950%, Due 4/22/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)B	25,000	19,748
Compassus Intermediate, Inc., 6.072%, Due 12/31/2026, Term Loan B, (6-mo. LIBOR + 5.000%)	99,625	92,153
Da Vinci Purchaser Corp., 5.238%, Due 1/8/2027, 2019 Term Loan, (6-mo. LIBOR + 4.000%)	100,000	97,125
Envision Healthcare Corp., 3.924%, Due 10/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	129,047	83,939
Global Medical Response, Inc., 5.250%, Due 3/14/2025, 2017 Term Loan B2, (3-mo. LIBOR + 4.250%)	23,860	22,761
Premise Health Holding Corp.,
Due 7/10/2025, 2018 1st Lien Delayed Draw Term LoanB C	882	825
4.950%, Due 7/10/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	10,951	10,239
RegionalCare Hospital Partners Holdings, Inc., 3.924%, Due 11/17/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	119,705	114,361
U.S. Renal Care, Inc., 5.188%, Due 6/26/2026, 2019 Term Loan B, (1-mo. LIBOR + 5.000%)	59,710	56,788
WP CityMD Bidco LLC, 5.572% - 5.950%, Due 8/13/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.500%, 6-mo. LIBOR + 4.500%)	199,500	194,678

		692,617

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2020 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 68.93% (continued)
Consumer, Non-Cyclical - 13.50% (continued)
Pharmaceuticals - 1.14%
Alphabet Holding Co., Inc., 3.674%, Due 9/26/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)B	$107,954	$102,826

Total Consumer, Non-Cyclical		1,215,196

Diversified - 0.12%
Holding Companies - Diversified - 0.12%
Genesis Specialist Care Finance Ltd., Due 3/5/2027, 2020 USD Term Loan BB	12,000	11,070

Energy - 1.44%
Oil & Gas - 1.44%
Apergy Corp., Due 5/28/2027, 2020 Term LoanB	100,000	94,500
McDermott Technology Americas, Inc.,
10.000% - 10.043%, Due 10/21/2020, 2020 DIP New Money Term Loan, (3-mo. LIBOR + 9.000%)	20,552	19,783
10.000%, Due 10/21/2020, 2020 SP DIP Roll Up Term Loan, (3-mo. LIBOR + 9.000%)	15,777	15,187

		129,470

Total Energy		129,470

Financial - 2.52%
Diversified Financial Services - 0.16%
Aretec Group, Inc., 4.424%, Due 10/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	10,803	9,938
GreenSky Holdings LLC, 3.438%, Due 3/31/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.250%)	4,962	4,714

		14,652

Insurance - 2.36%
AssuredPartners Capital, Inc., Due 2/12/2027, 2020 Incremental Term Loan BB	100,000	98,000
Asurion LLC, 6.674%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)	5,000	4,972
Confie Seguros Holding Co., 8.673%, Due 10/31/2025, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	19,000	11,780
Sedgwick Claims Management Services, Inc., Due 9/3/2026, 2020 Term Loan B3B	100,000	97,500

		212,252

Total Financial		226,904

Industrial - 2.83%
Electronics - 1.56%
NorthPole Newco SARL, 8.450%, Due 3/18/2025, Term Loan, (3-mo. LIBOR + 7.000%)	159,339	139,820

Engineering & Construction - 0.98%
Verra Mobility Corp., 3.424%, Due 2/28/2025, 2020 Term Loan B, (1-mo. LIBOR + 3.250%)B	93,372	88,236

Packaging & Containers - 0.27%
Flex Acquisition Co., Inc., 4.683%, Due 6/29/2025, 2018 Incremental Term Loan, (3-mo. LIBOR + 3.250%)	26,000	24,472

Transportation - 0.02%
Gruden Acquisition, Inc., 6.950%, Due 8/18/2022, 2017 Term Loan, (3-mo. LIBOR + 5.500%)	1,964	1,756

Total Industrial		254,284

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2020 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 68.93% (continued)
Technology - 31.28%
Computers - 8.07%
Electronics for Imaging, Inc., 6.450%, Due 7/23/2026, Term Loan, (3-mo. LIBOR + 5.000%)	$249,375	$182,293
McAfee LLC, 3.924%, Due 9/30/2024, 2018 USD Term Loan B, (1-mo. LIBOR + 3.750%)	246,864	242,544
Perforce Software, Inc., 3.924%, Due 7/1/2026, 2020 Term Loan B, (1-mo. LIBOR + 3.750%)	150,895	139,766
SonicWall US Holdings, Inc., 3.877%, Due 5/16/2025, 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	80,000	73,600
Surf Holdings LLC, 3.827%, Due 3/5/2027, USD Term Loan, (3-mo. LIBOR + 3.500%)	92,000	87,975

		726,178

Software - 23.21%
Aptean, Inc., 4.424%, Due 4/23/2026, 2019 Term Loan, (1-mo. LIBOR + 4.250%)	99,900	91,533
Cvent, Inc., Due 11/29/2024, 1st Lien Term LoanB	75,000	66,750
DCert Buyer, Inc., 4.174%, Due 10/16/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)B	126,000	121,512
Dun & Bradstreet Corp., 4.174%, Due 2/6/2026, Term Loan, (1-mo. LIBOR + 4.000%)	57,000	55,409
Finastra USA, Inc., 4.500%, Due 6/13/2024, USD 1st Lien Term Loan, (3-mo. LIBOR + 3.500%, 6-mo. LIBOR + 3.500%)	17,712	16,059
Helios Software Holdings, Inc., Due 10/24/2025, USD Term LoanB	143,910	135,995
Informatica LLC,
7.125%, Due 2/25/2025, 2020 USD 2nd Lien Term LoanF	47,000	46,295
3.424%, Due 2/25/2027, 2020 USD Term Loan B, (1-mo. LIBOR + 3.250%)B	101,000	96,119
Ivanti Software, Inc., 5.250%, Due 1/20/2024, 2017 Term Loan B, (1-mo. LIBOR + 4.250%)	90,816	85,344
MA FinanceCo., LLC, Due 5/29/2025, 2020 USD Term Loan BB	200,000	195,000
Monotype Imaging Holdings, Inc., 6.950%, Due 10/9/2026, Term Loan, (3-mo. LIBOR + 5.500%)	75,000	68,063
Navicure, Inc., 4.174%, Due 10/22/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	250,000	241,875
Netsmart, Inc., Due 4/19/2023, Term Loan D1B	90,000	84,690
Particle Investments SARL, Due 5/11/2027, Term LoanB	150,000	141,750
Project Alpha Intermediate Holding, Inc., 5.380%, Due 4/26/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	125,000	118,437
Riverbed Technology, Inc., 4.250%, Due 4/24/2022, 2016 Term Loan, (2-mo. LIBOR + 3.250%, 3-mo. LIBOR + 3.250%)	100,000	86,304
S2P Acquisition Borrower, Inc., 5.072% - 5.450%, Due 8/14/2026, Term Loan, (3-mo. LIBOR + 4.000%)	225,000	210,375
STG-Fairway Holdings LLC, 4.572%, Due 1/31/2027, Term Loan B, (3-mo. LIBOR + 3.500%)	11,000	9,955
VS Buyer LLC, 3.420%, Due 2/28/2027, Term Loan B, (1-mo. LIBOR + 3.250%)	100,000	97,250
Zelis Healthcare Corp., 4.924%, Due 9/30/2026, Term Loan B, (1-mo. LIBOR + 4.750%)	122,693	119,396

		2,088,111

Total Technology		2,814,289

Utilities - 0.16%
Electric - 0.16%
Granite Generation LLC, 4.750% - 6.000%, Due 11/9/2026, Term Loan B, (1-mo. LIBOR + 3.750%, 3-mo. LIBOR + 3.750%, 3-mo. PRIME + 2.750%)	15,000	14,387

Total Bank Loan Obligations (Cost $6,899,884)		6,202,897

CORPORATE OBLIGATIONS - 4.36%
Communications - 0.58%
Advertising - 0.27%
Terrier Media Buyer, Inc., 8.875%, Due 12/15/2027G	25,000	24,250

Media - 0.31%
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, Due 8/15/2026G	15,000	11,925

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2020 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 4.36% (continued)
Communications - 0.58% (continued)
Media - 0.31% (continued)
Univision Communications, Inc., 9.500%, Due 5/1/2025G	$15,000	$16,050

		27,975

Total Communications		52,225

Consumer, Cyclical - 1.70%
Auto Parts & Equipment - 1.63%
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 8.500%, Due 5/15/2027G	150,000	147,000

Retail - 0.07%
IRB Holding Corp., 7.000%, Due 6/15/2025G	6,000	6,225

Total Consumer, Cyclical		153,225

Consumer, Non-Cyclical - 0.27%
Commercial Services - 0.10%
Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, Due 7/15/2027G	8,000	8,500

Health Care - Services - 0.17%
US Renal Care, Inc., 10.625%, Due 7/15/2027G	15,000	15,600

Total Consumer, Non-Cyclical		24,100

Industrial - 1.52%
Engineering & Construction - 1.52%
PowerTeam Services LLC, 9.033%, Due 12/4/2025G	135,000	136,543

Technology - 0.29%
Software - 0.29%
Granite Merger Sub 2, Inc., 11.000%, Due 7/15/2027G	26,000	26,195

Total Corporate Obligations (Cost $389,080)		392,288

	Shares
SHORT-TERM INVESTMENTS - 22.19% (Cost $1,996,979)
Investment Companies - 22.19%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.09%H I	1,996,979	1,996,979

TOTAL INVESTMENTS - 95.49% (Cost $9,289,657)		8,592,625
OTHER ASSETS, NET OF LIABILITIES - 4.51%		405,801

TOTAL NET ASSETS - 100.00%		$8,998,426

Percentages are stated as a percent of net assets.

A	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
B	Coupon rates may not be available for all or a portion of bank loans that are unsettled and/or unfunded as of May 31, 2020.
C

All or a portion of the security is an Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $16,103 or 0.18% of net assets. Of this amount, $6,958, $882 and $8,263 relate to OEConnection LLC, Premise Health Holding Corp. and United PF Holdings LLC, respectively.

D	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $975 or 0.02% of net assets.
E	Value was determined using significant unobservable inputs.
F	Fixed Rate.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

May 31, 2020 (Unaudited)

G

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $392,288 or 4.36% of net assets. The Fund has no right to demand registration of these securities.

H	The Fund is affiliated by having the same investment advisor.
I	7-day yield.

DIP - Debtor-in-possession.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Pty Ltd. - Proprietary Limited.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of May 31, 2020, the investments were classified as described below:

Sound Point Enhanced Income Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$461	$—	$—	$461
Bank Loan Obligations(1)	—	6,201,922	975	6,202,897
Corporate Obligations	—	392,288	—	392,288
Short-Term Investments	1,996,979	—	—	1,996,979

Total Investments in Securities - Assets	$1,997,440	$6,594,210	$975	$8,592,625

(1)	Unfunded loan commitments represent $16,103 at period end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended May 31, 2020, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2019	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 5/31/2020	Unrealized Appreciation (Depreciation) at Period End**
Bank Loan Obligations	$31,382	$1,103	$20,811	$187	$(14,455)	$3,569	$—	$—	$975	$(126)

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

The bank loan obligation, classified as Level 3, was fair valued using the stated redemption value during the period and redeemed by the Fund on April 22, 2020. This security was included in the Level 3 category due to the use of significant unobservable inputs.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

May 31, 2020 (Unaudited)

Organization

The American Beacon Sound Point Enhanced Income Fund (the “Fund”) is a series of a non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers two classes of shares of beneficial interest (“Shares”), Y Class and T Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on January 12, 2018 as a Delaware statutory trust. The Fund commenced operations on July 2, 2018. American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum initial investment for the Fund’s Y Class Shares is $100,000 per account, subject to certain exceptions. The minimum initial investment for the Fund’s T Class Shares is $2,500 per account, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

The Fund’s investment objective seeks to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a variety of credit related instruments, including corporate obligations and securitized and structured issues of varying maturities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, under normal circumstances, bank loans are expected to constitute at least 40% of the Fund’s managed assets. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

May 31, 2020 (Unaudited)

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1/3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $25 million.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

May 31, 2020 (Unaudited)

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

May 31, 2020 (Unaudited)

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

May 31, 2020 (Unaudited)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

Cost of Investments for Federal Income Tax Purposes

As of May 31, 2020, the Fund’s cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sound Point Enhanced Income	$9,289,657	$52,663	$(749,695)	$(697,032)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2019, the Fund did not have any capital loss carryforwards.

Subsequent Events

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds performance. Management’s evaluation is ongoing and the financial landscape continues to change.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON FUNDS

By:
/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: July 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:
/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: July 29, 2020

By:
/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: July 29, 2020